                               OFFER TO AMEND
                                WARRANTS TO
                     PURCHASE SHARES OF COMMON STOCK OF
                         CORVAS INTERNATIONAL, INC.

                              --------------

                           THIS OFFER WILL EXPIRE
                            AT 12:00 MIDNIGHT,
                            CALIFORNIA TIME, ON
                      JULY 20, 1998, UNLESS EXTENDED.

                              --------------

     THIS OFFER TO AMEND WARRANTS (THE "OFFER") IS MADE TO HOLDERS (THE "HOLDERS") AS OF JUNE 5, 1998, OF WARRANTS ISSUED PURSUANT TO THAT CERTAIN COMMON STOCK AND WARRANT PURCHASE AGREEMENT DATED FEBRUARY 2, 1996 AMONG CORVAS INTERNATIONAL, INC. (THE "COMPANY") AND THE PARTIES SET FORTH ON THE SCHEDULE OF PURCHASERS THERETO. THE OFFER IS SUBJECT TO CERTAIN TERMS AND CONDITIONS CONTAINED IN THIS MEMORANDUM AND WARRANT EXERCISE AGREEMENT ATTACHED HERETO.

                              --------------

                                IMPORTANT

     ANY HOLDER DESIRING TO ACCEPT THIS OFFER SHOULD COMPLETE AND RETURN THE FOLLOWING FOR DELIVERY NO LATER THAN JULY 19, 1998:

     1. A duly completed and executed copy of the Warrant Exercise Agreement attached hereto or a facsimile thereof in accordance with the instructions in the Warrant Exercise Agreement; and

     2. A cashier's check in the amount equal to the aggregate Amended Stock Purchase Price for all shares subject to your fully exercised Warrant.

     ANY HOLDER WISHING TO ACCEPT THE OFFER SHOULD RETURN THE DOCUMENTS DESCRIBED ABOVE TO THE ATTENTION OF CAROLYN FELZER AT 3030 SCIENCE PARK ROAD, SAN DIEGO, CALIFORNIA 92121 PRIOR TO THE EXPIRATION DATE. QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO CAROLYN FELZER AT THE COMPANY AT
(619) 455-9800.

     This Offer is conditioned upon the Company's receipt of warrant exercises for a minimum of 1,900,000 of the 3,000,000 shares of Common Stock subject to the outstanding Warrants ("Minimum Warrant Exercises"). If the Company does not receive the Minimum Warrant Exercises prior to the Expiration Date, then the Company will return the Warrant Exercise Agreements and checks and the Warrants will not be amended in accordance with the Offer.

                             ---------------

DATED:  JUNE 5, 1998

                                 TABLE OF CONTENTS

SUMMARY OF TERMS OF OFFER TO AMEND WARRANTS. . . . . . . . . . . . . . . .   1

INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

1. Terms of the Offer . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

2. Procedure for Accepting Offer and Exercise of Warrant. . . . . . . . . .  4

3. Withdrawal Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

4. Additional Information . . . . . . . . . . . . . . . . . . . . . . . . .  6

Schedule I --  Schedule of Warrant Holders
Exhibit A  --  Warrant Exercise Agreement
Exhibit B  --  Annual Report on Form 10-K Dated March 31, 1998
Exhibit C  --  Quarterly Report on Form 10-Q Dated May 14, 1998
Exhibit D  --  Description of Common Stock

                                       i

                                SUMMARY OF TERMS
                                       OF
                             OFFER TO AMEND WARRANTS
                                       OF
                            OFFER TO AMEND WARRANTS;

         The following Summary of Terms is qualified in its entirety by the more detailed statements in this Offer and attachments hereto.

THE COMPANY                             Corvas International, Inc., a Delaware
                                        corporation.

AMENDMENT OF WARRANTS                   The Company offers to decrease the Stock
                                        Purchase Price (as defined in the
                                        Warrants) to $3.59 per share (as
                                        amended, the "Amended Stock Purchase
                                        Price") for those Warrants that are
                                        fully exercised prior to the Expiration
                                        Date, upon the terms and subject to the
                                        conditions set forth below.

CONDITIONS                              (1) The Stock Purchase Price will only
                                            be amended as to Warrants that are
                                            exercised in their entirety.

                                        (2) The Holder of the Warrant may
                                            transfer all or any portion of the
                                            Warrant as permitted by the Stock
                                            and Warrant Purchase Agreement to
                                            only one transferee who must fully
                                            exercise the transferred Warrant in
                                            order to be entitled to the Amended
                                            Stock Purchase Price.

                                        (3) Unless waived by the Company, the
                                            Company shall have received prior
                                            the Expiration Date (i) duly
                                            completed and executed Warrant
                                            Exercise Agreements covering in the
                                            aggregate at least 1,900,000 shares
                                            of the Company's Common Stock and
                                            (ii) payment in full of the Amended
                                            Stock Purchase Price for such
                                            shares.

                                        (4) The Post-Effective Amendment to the
                                            Registration Statement on Form S-3
                                            registering for resale the shares
                                            acquired upon the exercise of the
                                            amended Warrants must have been
                                            declared effective by the Securities
                                            and Exchange Commission ("SEC") by
                                            no later than the Expiration Date.

EXPIRATION DATE                         12:00 Midnight, California Time, on
                                        July 20, 1998, unless extended by the
                                        Company in accordance with this Offer.

ACCEPTANCE PROCEDURE:                   To accept the Offer you must, prior to
                                        the Expiration Date:

                                        (1) complete, execute and return to the
                                            Company the Warrant Exercise
                                            Agreement; and

                                        (2) remit to the Company a cashier's
                                            check in the amount of the aggregate
                                            Amended Stock Purchase Price for all
                                            of the shares of Common Stock
                                            subject to the exercised Warrant.

                                INTRODUCTION

     To induce the Holders of the Warrants to exercise such Warrants in full, the Company hereby offers to reduce the Stock Purchase Price (as defined in the Warrants) from $6.00 per share to $3.59 per share for each Warrant that is fully exercised prior to the Expiration Date, upon the terms and subject to the conditions set forth in this Offer and in the Warrant Exercise Agreement. This Offer is conditioned upon the aggregate exercise of Warrants to purchase at least 1,900,000 shares of Common Stock prior to the Expiration Date unless the Company waives this condition. The Offer will be kept open until July 20, 1998, unless extended by the Company. The Company will use the proceeds from such exercises for working capital and general corporate purposes. Attached hereto as Schedule I is a list of the Holders as well as the number of shares of the Company's Common Stock subject to each such Holder's Warrant. The Company has not obtained commitments from any Holders to exercise the Warrants prior to making this Offer.

     While the Board of Directors has voted to approve the Offer, each Holder must make its own decision whether to accept the Offer and to purchase the Shares subject to such Warrant. Information about the Company is contained in the Company's Annual Report on Form 10-K attached hereto as Exhibit B ("Form 10-K") and in the Company's Quarterly Report on Form 10-Q attached hereto as Exhibit C ("Form 10-Q"). A description of the Common Stock of the Company is attached as Exhibit D hereto.

     The Company's Common Stock is quoted and traded on the Nasdaq National Market under the symbol CVAS. On June 4, 1998, the last reported sales price of the Common Stock on Nasdaq was $4 3/16. No public market exists for the Warrants and the Warrants are subject to restrictions on transfer. The shares of Common Stock issuable upon exercise of the Warrants ("Shares") will be restricted securities. However, the Company has registered on Form S-3 the resale by the Warrant Holders of the Shares and, as a condition to the Offer and the exercise of the Warrants, the Company will file a post-effective amendment to the Registration Statement to update the prospectus contained therein.

     THIS OFFER AND THE ATTACHMENTS HERETO CONTAIN IMPORTANT INFORMATION, WHICH SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER AND ANY PURCHASE OF THE SHARES. FOR DETAILED DISCUSSION OF THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE SHARES, SEE FORM 10-K - RISK FACTORS.

1.   TERMS OF THE OFFER.

     Subject to the terms set forth below, the Company will reduce the Stock Purchase Price from $6.00 per share to $3.59 per share as to those Warrants that are exercised in full prior to the Expiration Date ("Amended Warrant"). An Amended Warrant must be exercised in full by (i) the Holder, (ii) by no more than one valid transferee of the Warrant provided that the transfer was made pursuant to the terms of the Warrant (a "Transferee") OR (iii) by a combination of the original Holder and one Transferee of each such Warrant. The Offer is expressly conditioned on the Company's receipt prior to the Expiration Date of completed and executed Warrant Exercise Agreements by all parties exercising Warrants covering at least 1,900,000 Shares of Common Stock, unless waived by the Company, and payment in full therefor, on the terms set forth herein. Any Warrant that is not exercised by the Expiration Date pursuant to the terms hereof shall remain unamended and continue in full force and effect in accordance with its original terms.

     Prior to the Expiration Date, the Company shall file a post-effective amendment to the Registration Statement on Form S-3 dated February 28, 1996 covering the resale of shares of Common Stock acquired upon the exercise of Warrants and cause the Post-Effective Amendment to be declared effective by the SEC. In the event the Post-Effective Amendment to the Registration Statement is not declared effective by the Expiration Date or any extension thereof by the Company, the Offer shall be terminated and the Company shall return all payments received by the Company.

     The Company reserves the right, at any time or from time to time, to extend the Expiration Date for the purpose of (i) extending the period for which payment may be made for fully exercised Warrants, (ii) causing the Post-Effective Amendment to the Registration Statement to be declared effective or (iii) for any other reason by giving written notice of such extension to all Holders.

2.   PROCEDURE FOR ACCEPTING OFFER AND EXERCISE OF WARRANT.

     ACCEPTANCE BY HOLDERS/TRANSFEREES. For you to validly accept this Offer, you (and/or your Transferee) must:

     (1) complete and execute the Warrant Exercise Agreement as to all Shares covered by your Amended Warrant;

     (2) remit a cashier's check for the aggregate Amended Stock Purchase Price for all Shares covered by your exercised Amended Warrant;

     (3) deliver the completed Warrant Exercise Agreement and payment to the Company at its address set forth on page (i) of this Offer PRIOR TO THE EXPIRATION DATE.

In the event that you transfer your Warrant pursuant to this Offer, you must also deliver to the Company prior to the Expiration Date:

     (4)  copies of the duly executed document(s) effecting such transfer; and

     (5) Items (1) through (3) from the Transferee fully executing the transferred Amended Warrant or portion thereof.

No alternative, conditional or contingent responses will be accepted.

     THE METHOD OF DELIVERY OF THE WARRANT EXERCISE AGREEMENT, CASHIER'S CHECK FOR THE PAYMENT FOR THE SHARES AND ALL OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND RISK OF THE ACCEPTING HOLDER.

     ACCEPTANCE BY COMPANY. Subject to the terms and satisfaction or waiver of the conditions hereof, the Company will be deemed to have accepted your exercise of the Amended Warrant, if and when (i) the Company gives you written notice of the Company's acceptance of such payment OR (ii) the Company cashes your check and receives the funds therefrom. Promptly after the acceptance by the Company, and after the Expiration Date, the Company will issue certificates representing the Shares pursuant to the Warrant Exercise Agreements.

     In the event that the Company does not accept your subscription to the Amended Warrant and exercise thereof for any reason including without limitation termination or nonoccurrence of a condition to the Offer, the Company shall promptly return your payment with a notice stating that your Warrant Exercise Agreement was not accepted and that your Warrant was not amended.

     DETERMINATIONS OF VALIDITY. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of payment for Shares will be determined by the Company, in its sole discretion, and its determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Warrant Exercise Agreements or payments for Shares that are determined by it not to be in proper form. The Company also reserves the absolute right to waive any of the conditions of the Offer, including, without limitation minimum subscription, mode and timing of payment, or any defect or irregularity in any Warrant Exercise Agreement delivered to the Company or payment for Shares. In the event the Company, on the Expiration Date, waives any condition of the Offer, it shall extend the Expiration Date for at least two days for the purpose of allowing you to consider the Offer in light of such waiver; provided, however, that in the event that the Company at any time waives the Minimum Warrant Exercise the Company shall notice the Holders of such waiver and extend the Expiration Date, if necessary, to the date that is 10 business days following the date that such notice is first sent to Holders. The Company's interpretation of the terms and conditions of the Offer (including the Warrant Exercise Agreement) will be final and binding on all parties. No Warrant Exercise Agreement or payment for Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived. The Company or any other person will not be under any duty to notify you of any defects or irregularities in compliance with the acceptance procedures of this Offer or incur any liability for failure to give any such notice.

3.   WITHDRAWAL RIGHTS.

     You may withdraw your acceptance of this Offer at any time prior to the Expiration Date.

     For a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Company at its address set forth on page (i) of this Offer. Any notice of withdrawal must specify the name of the person who delivered a completed Warrant Exercise Agreement and the amount of payment and number of Shares to be withdrawn.

     Any exercises of Amended Warrants properly withdrawn will be deemed not validly accepted and the subject Warrant shall not be deemed to be amended, but may be accepted and exercised at any subsequent time prior to the Expiration Date by following the procedures described in Section 2.

     Except as otherwise provided in this Section 3, your acceptance of the Offer, including the exercise of your Amended Warrant is irrevocable.

4.   ADDITIONAL INFORMATION.

     The Board of Directors has approved the Offer but has not made any recommendation as to whether the Offer should be accepted and the Amended Warrants exercised. Each Holder must make its own decision whether to accept this Offer and purchase the Shares subject to the Amended Warrants. Each Holder is recommended to read this Offer and its attachments in their entirety.

     No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein. If given or made, such recommendation and such information and representations must not be relied upon as having been authorized by the Company.

     Holders of Warrants who beneficially own or who would beneficially own upon acceptance of the Offer and exercise of the amended Warrants more than 10% of the Common Stock of the Company are subject to additional restrictions on the resale of Shares acquired upon exercise of the Amended Warrants. The exercise of the Amended Warrant will constitute a purchase under Section 16 of the Securities and Exchange Act of 1934, as amended, and will preclude any Holder who is or would be subject to Section 16 from selling any Common Stock of the Company for six months following the date of exercise of the Amended Warrant. Any Holder who is subject to Section 16 and who has sold any securities of the Company during the last six months may be subject to liability under Section 16 if such Holder exercises the Amended Warrant. A Holder should consult with its own advisors to determine whether the exercise of the Amended Warrant would subject the Holder to any liability.

                                     SCHEDULE I

                            SCHEDULE OF WARRANT HOLDERS



 HOLDER                                    COMMON STOCK        AGGREGATE EXERCISE
                                           ISSUABLE UPON             PRICE
                                             EXERCISE
 International Biotechnology Trust,  plc     1,400,000              $5,026,000
 5 Arrows House
 St. Swithin's Lane
 London EC4N 8NR
 England
 Attn:  Jeremy L. Curnock Cook
 +44-171-623-1000
 +44-171-623-6261 (fax)

 Copy to:
      Rothschild Asset Management,  Ltd.
      One Palmer Square, #515
      Princeton, NJ  08542
      Attn:  Nicole Vitullo
      (609) 683-8009
      (609) 683-4581 (fax)

 AKKAD                                         800,000              $2,872,000
 c/o State Street Bank & Trust
 225 Franklin Street
 Boston, MA 02110
 Attn:  Anna Barnes
 (617) 786-3000

 Copy to:
      Wanger Asset Management LP
      227 West Monroe, Ste. 3000
      Chicago, IL 60606-5016
      Attn:  John H. Park
      (312) 634-9226
      (312) 634 1904 (fax)

 WPG Institutional Life Sciences Fund, L.P.    120,000                $430,800
 WPG Life Sciences Fund, L.P.                   80,000                $287,200
 One New York Plaza, 30th Floor
 New York, NY 10004-1950
 Attn:  Mike Singer
 (212) 908-9548
 (212) 908-0195 (fax)


                                      S-1



 Clarion Capital Corporation                    80,000                $287,200
 Clarion Partners, L.P.                         20,000                 $71,800
 1801 East "9th" Street, Ste. 510
 Cleveland, OH 44114
 Attn:  Morton Cohen
        (216) 687-8940
        (216) 694-3545 (fax)

 Framlington Unit-Management -                  85,000               $305,150
   A/C Health Fund
 155 Bishopsgate
 London EC2M3XJ
 England
 Attn:  Antony Milford
     44+171-374-4100
     44+171-330-6648 (fax)

 Copy to:

      C.O. Nominees Limited
           (Registered Owner)
      c/o  Antony Milford
      155 Bishopsgate
      London EC2M3XJ
      England
      44+171-374-4100
      44+171-330-6648 (fax)

 Deliver Stock Certificates and
 Warrants to:
         Brown Brothers Harriman
         59 Wall Street
         New York, NY 10006
         Attn:  Maureen Keenan
                (201) 418-6413
                (201) 418-6464 (fax)

 Framlington Investment-Management -            40,000                $143,600
   A/C Selection Sante
 155 Bishopsgate
 London EC2M3XJ
 England
 Attn:  Antony Milford
     44+171-374-4100
     44+171-330-6648 (fax)

 Copy to:
   Sigler & Co. (Registered Owner)
   4 New York Plaza
   c/o Chemical Bank
   New York, NY 10004
   Attn:  Jerry Reilly
        (212) 623-6274
        (212) 623-1322 (fax)


                                         A-2

 Deliver Stock Certificates and
 Warrants to:
     Chemical Bank
     4 New York Plaza
     New York, NY 10004
     Reference Acct. No. BS6373318
 Attn:  Jerry Reilly
                (212) 623-6274
                (212) 623-1322 (fax)


 SE Banken Fonder AB                           300,000              $1,077,000
 Regeringsgaten 45
 ST R2
 S-106 40 Stockholm
 Sweden
 Attn:  Anders Klintorph
         +46-8-676-9101
         +46-8-676-9148 (fax)

 SE Banken Luxembourg S.A.                     75,000                 $269,250
 c/o SE Banken Fonder AB
 Regeringsgaten 45
 ST R2
 S-106 40 Stockholm
 Sweden
 Attn:  Anders Klintorph
         +46-8-676-9101
         +46-8-676-9148 (fax)

                                            A-3

                                         EXHIBIT A

                                 WARRANT EXERCISE AGREEMENT

                                CORVAS INTERNATIONAL, INC.

                                WARRANT EXERCISE AGREEMENT
                                      FOR EXERCISE OF
                              WARRANTS TO PURCHASE COMMON STOCK

IF AND WHEN ACCEPTED BY CORVAS INTERNATIONAL, INC. ("COMPANY"), THIS WARRANT EXERCISE AGREEMENT, WHEN EXECUTED BELOW, SHALL CONSTITUTE AN ACCEPTANCE OF THE WARRANT AMENDMENT AND AN EXERCISE IN FULL OF THE WARRANT. EACH PART OF THIS WARRANT EXERCISE AGREEMENT MUST BE COMPLETED BY THE UNDERSIGNED AND, BY THE UNDERSIGNED'S EXECUTION BELOW, THE UNDERSIGNED ACKNOWLEDGES THAT IT UNDERSTANDS THAT THE COMPANY IS RELYING UPON THE ACCURACY AND COMPLETENESS HEREOF IN COMPLYING WITH ITS OBLIGATIONS UNDER FEDERAL AND STATE SECURITIES LAWS.

THE SHARES OF COMMON STOCK OF THE COMPANY TO BE ISSUED UPON THE EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SHARES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OR RECORDED EXCEPT IN COMPLIANCE WITH SUCH LAWS.

          (1) SUBSCRIPTION. Subject to the terms and conditions hereof and the provisions of the Warrant to Purchase Common Stock of the Company issued pursuant to the Common Stock and Warrant Purchase Agreement dated February 2, 1996 as amended by the Offer to Amend Warrants dated June 5, 1998 (the "Warrant"), the undersigned hereby elects to accept the Offer and to exercise the Amended Warrant and purchase thereunder _______ shares of Common Stock of the Company (the "Shares") at a purchase price of U.S. Dollars $3.59 per share and tenders this warrant exercise, together with payment by cashier's check in the aggregate amount of $_____________.

          (2) OFFER TO AMEND WARRANTS. The undersigned's execution of this Warrant Exercise Agreement also constitutes acceptance by the undersigned of the Offer to Amend Warrants dated June 5, 1998 (the "Offer"). The completion of the Offer is subject to certain additional terms and conditions as set forth therein.

          (3) REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED. The undersigned hereby represents and warrants to the Company as follows:

            (a) AUTHORIZATION. It has the requisite corporate power to enter into this Agreement, to accept the Offer to carry out and perform its obligations under the terms of this Warrant Exercise Agreement and to purchase the Shares.

            (b) DUE EXECUTION. This Warrant Exercise Agreement has been duly authorized, executed and delivered by it, and is a valid and binding agreement of the undersigned, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

     (c)  INVESTMENT REPRESENTATIONS.

        (i) It is acquiring the Shares for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, except as contemplated herein. By executing this Warrant Exercise Agreement, it further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

        (ii) It understands that (i) the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, that such securities must be held by it indefinitely and that the undersigned must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (ii) each certificate representing the Shares and the Shares will be endorsed with the following legends:

            (1) THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

            (2) Any legend required to be placed thereon under applicable state securities laws;

and (iii) the Company will instruct any transfer agent not to register the transfer of the Shares (or any portion thereof) unless the conditions specified in the foregoing legends are satisfied, until such time as a transfer is made, pursuant to the terms of this Agreement, and in compliance with Rule 144 or pursuant to a registration statement or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement.

        (iii) It has been furnished with all information it considers necessary or appropriate for deciding whether to purchase the Shares. It has been afforded the opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Offer to Amend and the exercise of its Warrant.

        (iv) It is an investor in securities of companies in the development stage and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

        (v) It is an "accredited investor" as such term is defined in Rule 501 of the Securities Act of 1933, as amended, and it was not formed for the specific purpose of acquiring the Shares.

          (4) INDEMNIFICATION. The Investor acknowledges that it understands the meaning and legal consequences of the representations and warranties contained in Section 3 hereof, and the undersigned hereby agrees to indemnify and defend the Company and each director, officer, agent, employee, representative and stockholders thereof against and hold them harmless from any and all loss, damage or liability due to or arising out of a breach of any such representation or warranty.

     IN WITNESS WHEREOF, subject to the acceptance by the Company, the undersigned has completed this Warrant Exercise Agreement to evidence its acceptance of the Offer and the exercise of the Amended Warrant.


                                     -------------------------------------

                                     By:
                                         ---------------------------------

                                     Name:
                                           -------------------------------

                                     Title:
                                            ------------------------------

                                     Dated:
                                            ------------------------------

                                      EXHIBIT D

                            DESCRIPTION OF COMMON STOCK


     The Company is authorized to issue 50,000,000 shares of Common Stock, $.001 par value per share, and 10,000,000 shares of undesignated Preferred Stock, $.001 par value per share.

     As of May 31, 1998, there were 14,039,493 outstanding shares of the Company's Common Stock. Holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Subject to preferences that may be applicable to any outstanding shares of Preferred Stock, holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available for the payment of dividends. The Company has never paid any cash dividends on its Common Stock. In the event of a liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and liquidation preferences of any outstanding shares of Preferred Stock. Holders of Common Stock have no preemptive rights or rights to convert their Common Stock into any other securities. There are no redemption or sinking fund provisions applicable to the Common Stock. All outstanding shares of Common Stock are validly issued, fully paid and nonassessable. All shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock will be validly issued, fully paid and nonassessable upon such conversion.

     In September 1997 the Company's Board of Directors adopted a Stockholder Rights Plan and subsequently distributed one Preferred Stock purchase right (a "Right") for each outstanding share of the Company's Common Stock. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of the Company's Series C Junior Participating Preferred Stock, par value $.001 per share (the "Series C Junior Preferred Stock") at a purchase price of $50.00 per one one-hundredth of a share of Series C Junior Preferred Stock (subject to customary anti-dilution adjustments) (the "Purchase Price"). The Rights become exercisable if a person or group acquires, in a transaction not approved by the Company's Board of Directors, 20% or more of the Company's Common Stock or announces a tender offer for 20% or more of the Company's Common Stock.

     If the right becomes exercisable, each Right (other than Rights held by the acquiring person or group which become void) will entitle the holder to acquire, in lieu of purchasing Preferred Stock, upon exercise, a number of shares of Company Common Stock having a market value of two times the Purchase Price of the Right. If the Company is acquired in a transaction not approved by the Board of Directors, each Right may be exercised for common shares of the acquiring company having a market value of twice the Right's exercise price. The Company may redeem the Rights at $.001 per Right, subject to certain conditions. The Rights expire on September 18, 2007.

     The Series C Junior Preferred Stock is not redeemable by the Company. Each share of Series C Junior Preferred Stock is entitled to a minimum preferential quarterly dividend payment of $1.00 per share but is entitled to an aggregate dividend of 100 times the amount of any dividend declared per share on the Common Stock. In the event of liquidation, the holders of the Series C Junior Preferred Stock will be entitled to a minimum preferential liquidation payment of $1.00 per share but will be entitled to an aggregate payment of 100 times the payment made per outstanding share of Common Stock. Each share of Series C Junior Preferred Stock will have 100 votes, voting together with the outstanding shares of Common Stock (and any other series or classes entitled to vote therewith) as a single class on all matters submitted for a stockholder vote. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Series C Junior Preferred Stock will be entitled to receive 100 times the amount received per outstanding share of Common Stock. These rights are protected by customary anti-dilution provisions. As of May 31, 1998, no shares of Series C Junior Preferred Stock were issued and outstanding, although the Company had reserved for issuance 500,000 shares of its Series C Junior Preferred Stock.


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